Exhibit 99.1

MAVENIR SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions of U.S. dollars, except per share amounts)

(unaudited)

	Quarter Ended March 31, 2014	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014	Quarter Ended December 31, 2014	Year Ended December 31, 2014	Quarter Ended March 31, 2015	Month Ended April 29, 2015(1)
Revenues	$28.7	$33.3	$34.1	$33.7	$129.8	$27.5	$5.9
Cost of revenues	12.5	14.5	15.8	14.9	57.7	14.6	4.0

Gross margin	16.2	18.8	18.3	18.8	72.1	12.9	1.9

Expenses:
Selling, general and administrative	11.8	13.3	13.7	17.0	55.8	18.2	7.8
Research and development	6.1	7.2	8.0	9.2	30.5	10.6	4.2
Special charges and restructuring costs	—	—	—	0.8	0.8	3.9	12.8
Amortization of intangible assets	0.5	0.5	0.5	0.6	2.1	1.0	0.2

	18.4	21.0	22.2	27.6	89.2	33.7	25.0

Operating loss	(2.2)	(2.2)	(3.9)	(8.8)	(17.1)	(20.8)	(23.1)
Interest expense	(0.8)	(0.4)	(0.4)	(0.5)	(2.1)	(0.5)	(0.1)
Debt and warrant retirement costs	(1.8)	—	—	—	(1.8)	—	(0.6)
Other income (expense)	0.8	(0.8)	(2.2)	(2.3)	(4.5)	(2.7)	0.6

Income before income taxes	(4.0)	(3.4)	(6.5)	(11.6)	(25.5)	(24.0)	(23.2)
Current income tax recovery (expense)	(0.1)	(0.4)	0.1	(0.7)	(1.1)	(1.1)	(0.1)
Deferred income tax recovery (expense)	—	—	0.6	—	0.6	—	—

Net loss	$(4.1)	$(3.8)	$(5.8)	$(12.3)	$(26.0)	$(25.1)	$(23.3)

Net loss per common share—Basic	$(0.17)	$(0.16)	$(0.21)	$(0.43)	$(1.00)	$(0.87)	$(0.80)
Net loss per common share—Diluted	$(0.17)	$(0.16)	$(0.21)	$(0.43)	$(1.00)	$(0.87)	$(0.80)
Weighted-average number of common shares outstanding (in millions):
Basic	23.4	24.2	27.4	28.3	26.0	29.0	29.0
Diluted	23.4	24.2	27.4	28.3	26.0	29.0	29.0

(1)	Represents the operations of Mavenir up to the date of acquisition of April 29, 2015.

MAVENIR SYSTEMS, INC.

Reconciliation of Net Loss to Non-GAAP Loss

(in millions of U.S. dollars, except per share amounts)

(unaudited)

	Quarter Ended March 31, 2014	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014	Quarter Ended December 31, 2014	Year Ended December 31, 2014	Quarter Ended March 31, 2015	Month Ended April 29, 2015(1)
Net loss	$(4.1)	$(3.8)	$(5.8)	$(12.3)	$(26.0)	$(25.1)	$(23.3)
Income tax expense (recovery)	0.1	0.4	(0.7)	0.7	0.5	1.1	0.1

Net loss before income taxes	(4.0)	(3.4)	(6.5)	(11.6)	(25.5)	(24.0)	(23.2)
Adjustments:
Foreign exchange loss (gain)	(0.8)	0.8	2.2	2.5	4.7	2.7	(0.6)
Purchase accounting adjustments relating to revenue	—	—	—	—	—	0.8	0.1
Special charges and restructuring costs	—	—	—	0.8	0.8	3.9	12.8
Stock-based compensation	0.6	1.1	1.4	1.5	4.6	1.5	1.2
Debt and warrant retirement costs	1.8	—	—	—	1.8	—	0.6
Amortization of acquisition-related intangibles assets	0.5	0.5	0.5	0.6	2.1	1.0	0.2

Non-GAAP loss before income taxes	(1.9)	(1.0)	(2.4)	(6.2)	(11.5)	(14.1)	(8.9)
Non-GAAP tax expense(2)	—	—	—	—	—	—	—

Non-GAAP loss	$(1.9)	$(1.0)	$(2.4)	$(6.2)	$(11.5)	$(14.1)	$(8.9)

Non-GAAP loss per share, diluted:
Non-GAAP loss per common share	$(0.08)	$(0.04)	$(0.09)	$(0.22)	$(0.44)	$(0.49)	$(0.31)
Non-GAAP Weighted-average number of common shares outstanding (in millions):	23.4	24.2	27.4	28.2	26.0	29.0	29.0

(1)	Represents the operations of Mavenir up to the date of acquisition of April 29, 2015.
(2)	Non-GAAP tax expense is based on an estimated effective tax rate of 0% as Mavenir had unrecognized tax loss carryforwards.

MAVENIR SYSTEMS, INC.

Reconciliation of Net Loss to Adjusted EBITDA

(in millions of U.S. dollars)

(unaudited)

	Quarter Ended March 31, 2014	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014	Quarter Ended December 31, 2014	Year Ended December 31, 2014	Quarter Ended March 31, 2015	Month Ended April 29, 2015(1)
Net Loss	$(4.1)	$(3.8)	$(5.8)	$(12.3)	$(26.0)	$(25.1)	$(23.3)
Adjustments:
Interest expense	0.8	0.4	0.4	0.5	2.1	0.5	0.1
Income tax expense (recovery)	0.1	0.4	(0.7)	0.7	0.5	1.1	0.1
Amortization and depreciation	1.4	1.2	1.3	1.5	5.4	2.1	0.6
Purchase accounting adjustments relating to revenue	—	—	—	—	—	0.8	0.1
Foreign exchange (gain) loss	(0.8)	0.8	2.2	2.5	4.7	2.7	(0.6)
Special charges and restructuring costs	—	—	—	0.8	0.8	3.9	12.8
Stock-based compensation	0.6	1.1	1.4	1.5	4.6	1.5	1.2
Debt and warrant retirement costs	1.8	—	—	—	1.8	—	0.6

Adjusted EBITDA	$(0.2)	$0.1	$(1.2)	$(4.8)	$(6.1)	$(12.5)	$(8.4)

(1)	Represents the operations of Mavenir up to the date of acquisition of April 29, 2015.

MAVENIR SYSTEMS, INC.

SEGMENT RESULTS

(in millions of U.S. dollars)

(unaudited)

	Quarter Ended March 31, 2014	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014	Quarter Ended December 31, 2014	Year Ended December 31, 2014	Quarter Ended March 31, 2015	Month Ended April 29, 2015 (1)
Mobile Revenues
Product	$17.3	$21.6	$19.8	$18.8	$77.5	$13.3	$1.5
Recurring	5.7	6.1	6.7	7.0	25.5	9.7	3.1
Services	5.7	5.6	7.6	7.9	26.8	5.3	1.4

	28.7	33.3	34.1	33.7	129.8	28.3	6.0
Purchase accounting adjustments	—	—	—	—	—	(0.8)	(0.1)

Total Mobile Revenues	28.7	33.3	34.1	33.7	129.8	27.5	5.9

Mobile Gross Margin
Product	10.9	14.8	11.8	11.3	48.8	9.5	1.4
Recurring	3.0	3.2	3.0	3.6	12.8	4.1	1.3
Services	2.3	0.8	3.5	3.9	10.5	0.1	(0.7)

	16.2	18.8	18.3	18.8	72.1	13.7	2.0
Purchase accounting adjustments	—	—	—	—	—	(0.8)	(0.1)

Total Mobile Gross Margin	$16.2	$18.8	$18.3	$18.8	$72.1	$12.9	$1.9

(1)	Represents the operations of Mavenir up to the date of acquisition of April 29, 2015.

MITEL NETWORKS CORPORATION

SEGMENT RESULTS

(in millions of U.S. dollars)

(unaudited)

	Quarter Ended March 31, 2014(1)	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014	Quarter Ended December 31, 2014	Year Ended December 31, 2014	Quarter Ended March 31, 2015	Quarter Ended June 30, 2015
Premise Revenues
Product	$181.5	$189.9	$168.5	$195.2	$735.1	$145.3	$146.8
Recurring	47.3	50.8	52.0	52.3	202.4	48.6	47.6
Services	24.9	23.6	22.8	25.2	96.5	20.4	21.6

	253.7	264.3	243.3	272.7	1,034.0	214.3	216.0
Purchase accounting adjustments	(3.9)	(3.0)	(1.6)	(1.7)	(10.2)	(0.8)	(0.8)

Total Premise Revenues	249.8	261.3	241.7	271.0	1,023.8	213.5	215.2

Premise Gross Margin
Product	102.4	107.4	94.1	114.0	417.9	81.1	83.0
Recurring	23.9	24.8	26.9	28.2	103.8	26.9	26.9
Services	8.3	8.8	8.2	9.5	34.8	6.2	8.0

	134.6	141.0	129.2	151.7	556.5	114.2	117.9
Purchase accounting adjustments	(3.9)	(3.0)	(1.6)	(1.7)	(10.2)	(0.8)	(0.8)

Total Premise Gross Margin	$130.7	$138.0	$127.6	$150.0	$546.3	$113.4	$117.1

Cloud Revenues
Product	$7.4	$6.2	$8.8	$7.4	$29.8	$10.6	$11.4
Recurring	19.9	20.9	21.7	22.6	85.1	23.3	25.3
Services	0.3	0.3	0.2	0.4	1.2	0.7	0.5

	27.6	27.4	30.7	30.4	116.1	34.6	37.2
Purchase accounting adjustments	—	—	—	—	—	—	—

Total Cloud Revenues	27.6	27.4	30.7	30.4	116.1	34.6	37.2

Cloud Gross Margin
Product	3.6	3.6	4.8	4.7	16.7	5.6	6.1
Recurring	9.6	10.1	10.4	11.1	41.2	11.0	12.1
Services	0.1	0.1	0.1	0.2	0.5	0.4	0.3

	13.3	13.8	15.3	16.0	58.4	17.0	18.5
Purchase accounting adjustments	—	—	—	—	—	—	—

Total Cloud Gross Margin	$13.3	$13.8	$15.3	$16.0	$58.4	$17.0	$18.5

Mobile Revenues
Product	$—	$—	$—	$—	$—	$—	$23.1
Recurring	—	—	—	—	—	—	6.4
Services	—	—	—	—	—	—	9.6

	—	—	—	—	—	—	39.1
Purchase accounting adjustments	—	—	—	—	—	—	(14.6)

Total Mobile Revenues	—	—	—	—	—	—	24.5

Mobile Gross Margin
Product	—	—	—	—	—	—	11.9
Recurring	—	—	—	—	—	—	2.6
Services	—	—	—	—	—	—	5.7

	—	—	—	—	—	—	20.2
Purchase accounting adjustments	—	—	—	—	—	—	(6.1)

Total Mobile Gross Margin	$—	$—	$—	$—	$—	$—	$14.1

Total Revenues
Product	$188.9	$196.1	$177.3	$202.6	$764.9	$155.9	$181.3
Recurring	67.2	71.7	73.7	74.9	287.5	71.9	79.3
Services	25.2	23.9	23.0	25.6	97.7	21.1	31.7

	281.3	291.7	274.0	303.1	1,150.1	248.9	292.3
Purchase accounting adjustments	(3.9)	(3.0)	(1.6)	(1.7)	(10.2)	(0.8)	(16.2)

Total Revenues	277.4	288.7	272.4	301.4	1,139.9	248.1	276.1

Total Gross Margin
Product	106.0	111.0	98.9	118.7	434.6	86.7	101.0
Recurring	33.5	34.9	37.3	39.3	145.0	37.9	41.6
Services	8.4	8.9	8.3	9.7	35.3	6.6	14.0

	147.9	154.8	144.5	167.7	614.9	131.2	156.6
Purchase accounting adjustments	(3.9)	(3.0)	(1.6)	(1.7)	(10.2)	(0.8)	(6.9)

Total Gross Margin	$144.0	$151.8	$142.9	$166.0	$604.7	$130.4	$149.7

(1)	Includes the pro-forma operations of Aastra Technologies Limited from January 1, 2014 to January 31, 2014. Mitel acquired Aastra on January 31, 2014. For a reconciliation from Mitel's reported U.S. GAAP results for the three months ended March 31, 2014 to the pro-forma results, please see Mitel's 8-K filed on May 8, 2014.

MITEL NETWORKS CORPORATION

SEGMENT PROFORMA RESULTS

(in millions of U.S. dollars)

(unaudited)

	Quarter Ended March 31, 2014	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014	Quarter Ended December 31, 2014	Year Ended December 31, 2014	Quarter Ended March 31, 2015	Quarter Ended June 30, 2015
Premise Revenues
Product	$181.5	$189.9	$168.5	$195.2	$735.1	$145.3	$146.8
Recurring	47.3	50.8	52.0	52.3	202.4	48.6	47.6
Services	24.9	23.6	22.8	25.2	96.5	20.4	21.6

	253.7	264.3	243.3	272.7	1,034.0	214.3	216.0
Purchase accounting adjustments	(3.9)	(3.0)	(1.6)	(1.7)	(10.2)	(0.8)	(0.8)

Total Premise Revenues	249.8	261.3	241.7	271.0	1,023.8	213.5	215.2

Premise Gross Margin
Product	102.4	107.4	94.1	114.0	417.9	81.1	83.0
Recurring	23.9	24.8	26.9	28.2	103.8	26.9	26.9
Services	8.3	8.8	8.2	9.5	34.8	6.2	8.0

	134.6	141.0	129.2	151.7	556.5	114.2	117.9
Purchase accounting adjustments	(3.9)	(3.0)	(1.6)	(1.7)	(10.2)	(0.8)	(0.8)

Total Premise Gross Margin	$130.7	$138.0	$127.6	$150.0	$546.3	$113.4	$117.1

Cloud Revenues
Product	$7.4	$6.2	$8.8	$7.4	$29.8	$10.6	$11.4
Recurring	19.9	20.9	21.7	22.6	85.1	23.3	25.3
Services	0.3	0.3	0.2	0.4	1.2	0.7	0.5

	27.6	27.4	30.7	30.4	116.1	34.6	37.2
Purchase accounting adjustments	—	—	—	—	—	—	—

Total Cloud Revenues	27.6	27.4	30.7	30.4	116.1	34.6	37.2

Cloud Gross Margin
Product	3.6	3.6	4.8	4.7	16.7	5.6	6.1
Recurring	9.6	10.1	10.4	11.1	41.2	11.0	12.1
Services	0.1	0.1	0.1	0.2	0.5	0.4	0.3

	13.3	13.8	15.3	16.0	58.4	17.0	18.5
Purchase accounting adjustments	—	—	—	—	—	—	—

Total Cloud Gross Margin	$13.3	$13.8	$15.3	$16.0	$58.4	$17.0	$18.5

Mobile Revenues
Product	$17.3	$21.6	$19.8	$18.8	$77.5	$13.3	$24.6
Recurring	5.7	6.1	6.7	7.0	25.5	9.7	9.5
Services	5.7	5.6	7.6	7.9	26.8	5.3	11.0

	28.7	33.3	34.1	33.7	129.8	28.3	45.1
Purchase accounting adjustments(1)	(1.4)	(14.6)	(1.2)	(7.4)	(24.6)	(2.2)	(14.7)

Total Mobile Revenues	27.3	18.7	32.9	26.3	105.2	26.1	30.4

Mobile Gross Margin
Product	10.9	14.8	11.8	11.3	48.8	9.5	13.3
Recurring	3.0	3.2	3.0	3.6	12.8	4.1	3.9
Services	2.3	0.8	3.5	3.9	10.5	0.1	5.0

	16.2	18.8	18.3	18.8	72.1	13.7	22.2
Purchase accounting adjustments(1)	(1.4)	(6.1)	(1.2)	(2.5)	(11.2)	(2.2)	(6.2)

Total Mobile Gross Margin	$14.8	$12.7	$17.1	$16.3	$60.9	$11.5	$16.0

Total Revenues
Product	$206.2	$217.7	$197.1	$221.4	$842.4	$169.2	$182.8
Recurring	72.9	77.8	80.4	81.9	313.0	81.6	82.4
Services	30.9	29.5	30.6	33.5	124.5	26.4	33.1

	310.0	325.0	308.1	336.8	1,279.9	277.2	298.3
Purchase accounting adjustments	(5.3)	(17.6)	(2.8)	(9.1)	(34.8)	(3.0)	(15.5)

Total Revenues	304.7	307.4	305.3	327.7	1,245.1	274.2	282.8

Total Gross Margin
Product	116.9	125.8	110.7	130.0	483.4	96.2	102.4
Recurring	36.5	38.1	40.3	42.9	157.8	42.0	42.9
Services	10.7	9.7	11.8	13.6	45.8	6.7	13.3

	164.1	173.6	162.8	186.5	687.0	144.9	158.6
Purchase accounting adjustments	(5.3)	(9.1)	(2.8)	(4.2)	(21.4)	(3.0)	(7.0)

Total Gross Margin	$158.8	$164.5	$160.0	$182.3	$665.6	$141.9	$151.6

(1)	Represents non-cash purchase accounting adjustments, as if the acquisition of Mavenir had occurred on January 1, 2014.